SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 8, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of July 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1995-S10).



       Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-54227         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits.

                  (a)  Not applicable

                  (b)  Not applicable

                  (c)  Exhibits

                  1. Pooling and Servicing Agreement, dated as of July 1, 1995 among Residential Funding Mortgage Securities I,
Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




                   SIGNATURES



                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.



                                    By:       /s/Diane S. Wold

                                    Name:   Diane S. Wold
                                    Title:  Director


Dated:  August 8, 1995